EXHIBIT A


File Number: 33-77704)
AMERICAN DEPOSITARY SHARES
Each American Depositary Share
represents twenty-five deposited
Shares)


OVERSTAMP: Effective April 25,
2005 two American Depositary
Shares represent one deposited
Share.

OVERSTAMP:  Effective February
29, 2008 three American
Depositary Shares represent one
common share.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR PREFERRED SHARES, WITHOUT
PAR VALUE
OF
IOCHPE - MAXION S.A.
INCORPORATED UNDER THE LAWS OF
BRAZIL)

The Bank of New York as
depositary (hereinafter called
the Depositary), hereby certifies
that ___________________
_________________________________
______, or registered assigns IS
THE OWNER OF
_________________________________
___

AMERICAN DEPOSITARY SHARES

representing deposited preferred
shares, without par value (herein
called Shares), of Iochpe -
 Maxion S.A., a company
incorporated under the laws of
Brazil (herein called the
Company).  At the date hereof,
each American Depositary Share
represents 25 Shares deposited or
subject to deposit under the
deposit agreement at the Sau
Paulo, Brazil, office of Banco
Itau (herein called the Cus-
todian).  The Depositarys
Corporate Trust Office is located
at a different address than its
principal executive office.  Its
Corporate Trust Office is located
at 101 Barclay Street, New York,
N.Y. 10286, and its principal
executive office is located at 48
Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.		THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement, dated as
of April 29, 1994, (herein called
the Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder, each
of whom by accepting a Receipt
agrees to become a party thereto
and become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and holders of
the Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash
from time to time received in
respect of such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file at
the Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

	The statements made on the
face and reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have
the meanings set forth in the
Deposit Agreement.

2.		SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender of this
Receipt at the Corporate Trust
Office of the Depositary, and
upon payment of the fee of the
Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or
upon his order, of the Deposited
Securities or evidence of
ownership of and title to such
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities or
evidence of ownership of and
title to such Deposited
Securities may be made by the
delivery of (a) certificates in
the name of the Owner hereof or
as ordered by him or the delivery
of certificates properly endorsed
or accompanied by a proper
instrument or instruments of
transfer to such Owner or as
ordered by him  and (b) any other
securities, property and cash to
which such Owner is then entitled
in respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities or such
documents evidencing ownership of
and title to such Deposited
Securities for such delivery at
the Corporate Trust Office of the
Depositary shall be at the risk
and expense of the Owner hereof.

3.		TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, without
unreasonable delay, upon
surrender of this Receipt
properly endorsed for transfer or
accompanied by a proper
instrument or instruments of
transfer and funds sufficient to
pay any applicable transfer taxes
and the fees and expenses of the
Depositary and upon compliance
with such regulations, if any, as
the Depositary may establish for
such purpose.  This Receipt may
be split into other such
Receipts, or may be combined with
other such Receipts into one
Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt
or Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer,
split-up, combination, or
surrender of any Receipt or with-
drawal of any Deposited
Securities, the Depositary, the
Custodian, or Registrar may
require (a) payment from the
depositor of Shares or the
presentor of the Receipt of a sum
sufficient to reimburse it for
any tax or other governmental
charge and any stock transfer or
registration fee with respect
thereto (including any such tax
or charge or fee with respect to
the Shares being deposited or
withdrawn) and payment of any ap-
plicable fees as provided in the
Deposit Agreement or this
Receipt, (b) the production of
proof satisfactory to it as to
the identity and genuineness of
any signature and (c) compliance
with any regulations the Deposi-
tary may establish consistent
with the provisions of the De-
posit Agreement or this Receipt,
including, without limitation,
paragraph (22) hereof.

	The delivery of Receipts
against deposits of Shares gen-
erally or against deposits of
particular Shares may be sus-
pended, or the transfer of
Receipts in particular instances
may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books of
the Depositary or the Company or
the Foreign Registrar, if
applicable, are closed, or if any
such action is deemed necessary
or advisable by the Depositary or
the Company at any time or from
time to time because of any
requirement of law or of any
government or governmental body
or commission, or under any
provision of the Deposit
Agreement or this Receipt, or for
any other reason, subject to
paragraph (22) hereof.
Notwithstanding any other provi-
sion of the Deposit Agreement or
the Receipts, the surrender of
outstanding Receipts and
withdrawal of Deposited Securi-
ties may  be suspended  only for
(i) temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of Shares in connection
with voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment of
fees, taxes and similar charges,
and (iii) compliance with any
U.S. or foreign laws or
governmental regulations relating
to the Receipts or to the
withdrawal of the Deposited
Securities. Without limitation of
the foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required to
be registered under the
provisions of the Securities Act
of 1933, unless a registration
statement is in effect as to such
Shares or such registration is
not required.  For purposes of
the foregoing sentence the
Depositary shall be entitled to
rely upon representations and
warranties deemed made pursuant
to Section 3.03 of the Deposit
Agreement and paragraph (5)
hereof and shall not be required
to make any further
investigation.

	In furtherance and not in
limitation of the foregoing, the
Depositary shall not, and it
shall instruct the Custodian not
to knowingly (i) accept for
deposit Shares where such Shares
have been withdrawn from a
restricted depositary receipt
facility in respect of Shares
established or maintained by a
depositary bank, including any
such facility established or
maintained by the Depositary
(hereinafter, a restricted
facility), or permit such Shares
to be used to satisfy any persons
pre-release obligation, unless
such Shares have been acquired in
a transaction (a) registered
under the Securities Act of 1933,
(b) in compliance with Regulation
S or (c) in accordance with Rule
144 under the Securities Act of
1933, and the Depositary may, as
a condition to accepting the de-
posit of such Shares hereunder,
require the person depositing
such Shares to provide the
Depositary with a certificate in
writing to the foregoing effect;
or (ii) accept for (w) deposit,
(x) transfer or exchange, (y)
cancellation or (z) delivery in
satisfaction of any persons pre-
release obligation, depositary
receipts representing Shares
issued pursuant to a restricted
facility.


4.		LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall become
payable with respect to any
Receipt or any Deposited Securi-
ties represented hereby, such tax
or other governmental charge
shall be payable by the Owner
hereof to the Depositary.  The
Depositary may refuse to effect
any transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or other
distributions or the proceeds of
any such sale in payment of such
tax or other governmental charge
and the Owner hereof shall remain
liable for any deficiency.

5.		WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder and under the
Deposit Agreement shall be deemed
thereby to represent and warrant
that such Shares and each
certificate therefor are validly
issued, fully paid, and not
subject to any claim in respect
of pre-emptive rights of the
holders of outstanding Shares and
that the person making such
deposit is duly authorized to do
so.  Every such person shall also
be deemed to represent that the
deposit of Shares or sale of
Receipts evidencing American
Depositary Shares representing
such Shares by that person is not
restricted under the Securities
Act of 1933.  Such
representations and warranties
shall survive the deposit of such
Shares and issuance of Receipts.

6.		FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person presenting
Shares for deposit or any Owner
of a Receipt may be required from
time to time to file with the
Depositary or the Custodian such
proof of citizenship or
residence, exchange control
approval, proof of the identity
of any person legally or
beneficially interested in the
Receipt and the nature of such
interest or such information
relating to the registration on
the books of the Company or the
Foreign Registrar, if applicable,
to execute such certificates and
to make such representations and
warranties, as the Depositary or
the Company may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of any
Receipt or the distribution of
any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery
of any Deposited Securities until
such proof or other information
is filed or such certificates are
executed or such representations
and warranties made.  Upon the
request of the Company, the
Depositary shall provide the Com-
pany with copies of all such
certificates and such written
representations and warranties
provided to the Depositary under
this Article 6 and Section 3.01
of the Deposit Agreement.  The
Company may from time to time
request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the
identity of any other persons
then or previously interested in
such Receipts and the nature of
such interest and various other
matters.  Each Owner agrees to
provide any information requested
by the Company or the Depositary
pursuant to this paragraph.  No
Share shall be accepted for
deposit unless accompanied by
evidence, if any is required by
the Depositary, that is
reasonably  satisfactory to the
Depositary that all conditions to
such deposit have been satisfied
by the person depositing such
Shares under Brazilian laws and
regulations and any necessary
approval has been granted by any
governmental body in Brazil, if
any, which is then performing the
function of the regulation of
currency exchange.

7.		CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees and reasonable expenses
of the Depositary and those of
any Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company from
time to time.  The Depositary
shall present its statement for
such charges and expenses to the
Company once every three months.
 The charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges shall
be incurred by any party
depositing or withdrawing Shares
or by any party surrendering
Receipts or to whom Receipts are
issued (including, without
limitation, issuance pursuant to
a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities
or a distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement), whichever
applicable: (1) a fee not in
excess of U.S.$5.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to Section 2.03
of the Deposit Agreement, the
execution and delivery of Re-
ceipts pursuant to Section 4.03
of the Deposit Agreement, and the
surrender of Receipts pursuant to
Section 2.05 of the Deposit
Agreement,  (2) taxes and other
governmental charges, (3) such
registration fees as may from
time to time be in effect for the
registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and applicable
to transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals hereunder, (4)
such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (5) such expenses as
are incurred by the Depositary in
the conversion of foreign cur-
rency pursuant to Section 4.05 of
the Deposit Agreement, (6)  a fee
not in excess of U.S.$.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but
not limited to Sections 4.01
through 4.04 thereof.

	The Depositary, subject to
Paragraph (8) hereof, may own and
deal in any class of securities
of the Company and its affiliates
and in Receipts.

8.		LOANS AND PRE-RELEASE OF
SHARES AND RECEIPTS.
	In its capacity as
Depositary, the Depositary will
lend neither the Shares held
under the Deposit Agreement nor
the Receipts; provided, however,
that the Depositary reserves the
right to (i) execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02
of the Deposit Agreement and (ii)
deliver Shares prior to the
receipt and cancellation of
Receipts pursuant to Section 2.05
of the Deposit Agreement,
including Receipts which were
issued under (i) above but for
which Shares may not have been
received.  The Depositary may
receive Receipts in lieu of
Shares under (i) above and
receive Shares in lieu of
Receipts under (ii) above.  Each
such transaction will be (a)
preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered that such
person, or its customer, owns the
Shares or Receipts to be
remitted, as the case may be, (b)
at all times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate, (c) terminable
by the Depositary on not more
than five (5) business days
notice, and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The
Depositary will limit the number
of Receipts and Shares involved
in such transactions at any one
time to thirty percent (30%) of
the American Depositary Shares
outstanding (without giving
effect to American Depositary
Shares evidenced by Receipts
outstanding under (i) above), or
Shares held under the Deposit
Agreement, respectively;
provided, however, that the
Depositary reserves the right to
change or disregard such limit
from time to time as it deems
appropriate.  The Depositary will
also set limits with respect to
the number of Receipts and Shares
involved in transactions to be
done under the Deposit Agreement
with any one person on a case by
case basis as it deems
appropriate.

	The Depositary may retain
for its own account any com-
pensation received by it in
connection with the foregoing.

9.		TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this Receipt
by accepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by a
proper instrument or instruments
of transfer, is transferable by
delivery with the same effect as
in the case of a negotiable
instrument under the laws of New
York State, provided, however,
that the Company and the
Depositary, notwithstanding any
notice to the contrary, may treat
the person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the person
entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company shall
have any obligation or be subject
to any liability under the
Deposit Agreement to any holder
of a Receipt unless such holder
is the Owner thereof.

10.		VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be valid
or obligatory for any purpose,
unless this Receipt shall have
been executed by the Depositary
by the manual signature or
facsimile of a duly authorized
signatory of the Depositary and
if a Registrar for the Receipts
shall have been appointed,
countersigned by the manual
signature or facsimile of a duly
authorized officer of the
Registrar.

11.		REPORTS; INSPECTION OF
TRANSFER BOOKS.
	The Company currently
furnishes the Securities and Ex-
change Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign law
or otherwise under Rule 12g3-2(b)
under the Securities Exchange Act
of 1934.  Such reports and
communications will be available
for inspection and copying by
holders and Owners at the public
reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington,
D.C. 20549.  Pursuant to such
Rule, certain of such reports and
documents will be translated into
or summarized in English.

	The Depositary will make
available for inspection of
Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material,
received from the Company which
are both (a) received by the
Depositary or the Custodian or
the nominee of either as the
holder of the Deposited
Securities and (b) made generally
available to the holders of such
Deposited Securities by the
Company.  The Depositary will
also send to Owners of Receipts
copies of such reports when
furnished by the Company pursuant
to the Deposit Agreement.  Any
such reports and communications,
including any such proxy
soliciting material, furnished to
the Depositary by the Company
shall be translated into English.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all reasonable
times shall be open for
inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

12.		DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary or
the Custodian receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary or the
Custodian, in accordance with
applicable law and subject to the
provisions of Section 4.05 of the
Deposit Agreement, will convert
or cause to be converted within
one Business Day of receipt of
such dividend or distribution, if
at the time of receipt thereof
any amounts received in a foreign
currency can in the judgment of
the Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject to
the Deposit Agreement,  such
dividend or distribution into
Dollars and either the Depositary
or the Custodian will as promptly
as practicable distribute the
amount thus received (net of the
fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) by check drawn
in a bank in the City of New
York, to the Depositary which
shall distribute such amounts to
the Owners of Receipts entitled
thereto, provided, however, that
in the event that the Company or
the Depositary is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount on
account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.

	Subject to the provisions
of Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, upon
consultation with the Company,
cause the securities or property
received by it or the Custodian
to be distributed to the Owners
of Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or
if for any other reason the
Depositary deems such
distribution not to be feasible,
the Depositary may adopt such
method as it may deem equitable
and practicable for the purpose
of effecting such distribution,
including, but not limited to,
the public or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any such
sale (net of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement)
shall be distributed by the
Depositary to the Owners of
Receipts entitled thereto as in
the case of a distribution
received in cash, provided that
any unsold balance of such
securities or property may be
distributed by the Depositary to
the Owners entitled thereto in
accordance with such equitable
and practicable method as the
Depositary shall have adopted.

	If any distribution
consists of a dividend in, or
free distribution of, Shares, the
Depositary may and shall if the
Company shall so request,
distribute to the Owners of out-
standing Receipts entitled
thereto, additional Receipts evi-
dencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement.
In lieu of delivering Receipts
for fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares represented
by the aggregate of such
fractions and distribute the net
proceeds, all in the manner and
subject to the conditions set
forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American De-
positary Share shall thenceforth
also represent the additional
Shares distributed upon the
Deposited Securities represented
thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights to
subscribe therefor) is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes
or charges, and the Depositary
shall distribute the net proceeds
of any such sale after deduction
of such taxes or charges to the
Owners of Receipts entitled
thereto and the Depositary shall
distribute any unsold balance of
such property in accordance with
the provisions of the Deposit
Agreement.  The Company or its
agent shall remit to appropriate
governmental authorities and
agencies in Brazil all amounts,
if any, withheld and owing to
such authorities and agencies by
the Company.  The Depositary or
its agent shall remit to
appropriate governmental
authorities and agencies in the
United States all amounts, if
any, withheld and owing to such
authorities and agencies by the
Depositary.

	The Depositary shall
forward to the Company or its
agent such information from its
records as the Company may
reasonably request to enable the
Company or its agent to file nec-
essary reports with governmental
agencies.  The Depositary shall
use reasonable efforts to make
and maintain arrangements
enabling Owners who are citizens
or residents of the United States
to receive any tax credits or
other benefits (pursuant to
treaty or otherwise) relating to
dividend payments on the American
Depositary Shares.

13.		RIGHTS.
	In the event that the
Company shall offer or cause to
be offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company,
shall have discretion as to the
procedure to be followed in
making such rights available to
any Owners or in disposing of
such rights on behalf of any
Owners and making the net pro-
ceeds available in Dollars to
such Owners or, if by the terms
of such rights offering or, for
any other reason, the Depositary
may not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse;
provided, however, if at the time
of the offering of any rights the
Depositary determines in its
discretion, after consultation
with the Company, that it is
lawful and feasible to make such
rights available to all Owners or
to certain Owners but not to
other Owners, the Depositary,
after consultation with the
Company, may distribute, to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate.  If the Depositary
determines in its discretion,
after consultation with the
Company, that it is not lawful
and feasible to make such rights
available to certain Owners, it
may sell the rights or warrants
or other instruments in
proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully or
feasibly make such rights avail-
able, and allocate the net
proceeds of such sales (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants
or other instruments, upon an
averaged or other practical basis
without regard to any
distinctions among such Owners
because of exchange restrictions
or the date of delivery of any
Receipt or otherwise.  Neither
the Depositary nor the Company
shall be responsible for any
failure to determine that it may
be lawful or feasible to make
such rights available to Owners
in general or any Owner in par-
ticular.

	If an Owner of Receipts
requests the distribution of
warrants or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the De-
positary that (a) the Company has
elected in its sole discretion to
permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its
sole discretion are required
under applicable law.  Upon
instruction pursuant to such
warrants or other instruments to
the Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal to
the purchase price of the Shares
to be received upon the  exercise
of the rights, and upon payment
of the fees of the Depositary as
set forth in such warrants or
other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase
the Shares, and the Company shall
cause the Shares so purchased to
be delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver to such Owner Restricted
Receipts.

	If registration under the
Securities Act of 1933 of the
securities to which any rights
relate is required in order for
the Company to offer such rights
to Owners and sell the securities
upon the exercise of such rights,
the Depositary will not offer
such rights to the Owners unless
and until such a registration
statement is in effect, or unless
the offering and sale of such
securities to the Owners of such
Receipts are exempt from
registration under the provisions
of such Act.  The Company shall
have no obligation to register
such rights or such securities
under the Securities Act of 1933.

14.		CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary or
the Custodian shall receive
Foreign Currency, by way of
dividends or other distributions
or the net proceeds from the sale
of securities, property or rights
in respect of such Receipts, and
if at the time of the receipt
thereof the Foreign Currency so
received can, pursuant to
applicable law, be converted into
Dollars, the Depositary shall
convert or cause to be converted
within one Business Day of its or
the Custodians receipt of such
Foreign Currency, by sale or in
any other manner that it may
determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If at the
time of conversion of such
Foreign Currency into Dollars
can, pursuant to applicable law,
be transferred outside of Brazil
for distribution to the owners
entitled thereto, such Dollars
shall be distributed as promptly
as practicable to the Owners
entitled thereto or, if the
Depositary shall have distributed
any rights, warrants or other
instruments which entitle the
holders thereof to such Dollars,
then to the holders of such
rights, warrants and/or
instruments upon surrender
thereof for cancellation.  Such
distribution or conversion may be
made upon an averaged or other
practicable basis without regard
to any distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the Deposi-
tary as provided in Section 5.09.

	If conversion of Foreign
Currency into Dollars or dis-
tribution of Dollars or non-
convertible Foreign Currency can
be effected only with the
approval or license of any
government or agency thereof, the
Depositary shall file as promptly
as practicable such application
for approval or license; however,
the Depositary shall be entitled
to rely upon Brazilian local
counsel in such matters, which
counsel shall be instructed to
act as promptly as possible.

	If at any time Foreign
Currency received by the Deposi-
tary or Custodian is not,
pursuant to applicable law, con-
vertible, in whole or in part,
into Dollars transferable to the
United States, or if any approval
or license of any government or
agency thereof which is required
for such conversion is denied or
in the opinion of the Depositary
can not be obtained within  a
reasonable time, the Depositary
shall, (a) as to that portion of
the Foreign Currency that is
convertible into Dollars, make
such conversion and (i) if
permitted pursuant to applicable
law, transfer such Dollars to the
United States and distribute to
Owners in accordance with the
first paragraph of this Section
4.05 or (ii) to the extent
transfer of such Dollars to the
United States is not permitted
pursuant to applicable law, hold
such Dollars as may not be trans-
ferred for the benefit of the
Owners entitled thereto, and (b)
as the non-convertible balance,
if any, (i) if requested in
writing by an Owner, distribute
or cause the Custodian to
distribute the Foreign Currency
(or an appropriate document
evidencing the right to receive
such Foreign Currency) received
by the Depositary or Custodian to
such Owner and, (ii) the
Depositary shall hold or shall
cause the Custodian to hold any
amounts of non-convertible
Foreign Currency not distributed
pursuant to the immediately
preceding subclause (b)(i)
uninvested and without liability
for interest thereon for the
respective accounts of the Owners
entitled to receive the same.

15.		FIXING OF RECORD DATES.
	Whenever any cash dividend
or other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever rights
shall be issued with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities, the Depositary shall
fix a record date, after
consultation with the Company if
such record date is different
from the record date applicable
to the Deposited Securities, (a)
for the determination of the
Owners of Receipts who shall be
(i) entitled to receive such
dividend, distribution or rights
or the net proceeds of the sale
thereof or (ii) entitled to give
instructions for the exercise of
voting rights at any such
meeting, or (b) on or after which
each American Depositary Share
will represent the changed number
of Shares, subject to the provi-
sions of the Deposit Agreement.
The Owners on such record date
shall be entitled as the case may
be, to receive the amount
distributable by the Depositary
with respect to such dividend or
other distribution or such rights
or the net proceeds or sale
thereof in proportion to the
number of American Depositary
Shares held by them respectively,
and to give voting instructions
to exercise the rights of Owners
hereunder with respect to such
changed number of Shares and to
act in respect of any other such
matter.

16.		VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of Shares
or other Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter,
mail to the Owners of Receipts a
notice, the form of which notice
shall be subject to the
reasonable discretion of the
Depositary, which shall contain
(a) such information as is
contained in such notice of
meeting received by the
Depositary from the Company, (b)
a statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject to
any applicable provision of
Brazilian law and of the Articles
of Association of the Company and
the provisions of the Deposited
Securities, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as to
the manner in which such
instructions may be given,
including, when applicable, an
express indication that
instructions may be given (or, if
applicable, deemed given in
accordance with the second
paragraph of Section 4.07 of the
Deposit Agreement if no
instruction is received) to the
Depositary to give a dis-
cretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner
of a Receipt on such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary
shall endeavor insofar as
practicable and permitted under
applicable laws and the
provisions of the Articles of
Association of the Company and
the provisions of the Deposited
Securities to vote or cause to be
voted the amount of Shares or
other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
any nondiscretionary instructions
set forth in such request in-
cluding their instruction to give
a discretionary proxy to a person
designated by the Company and the
Depositary shall not, and the
Depositary shall ensure that each
Custodian or any of its nominees
shall not, exercise any voting
discretion over any Deposited
Securities.

	If after complying with the
procedures set forth in this
Article, the Depositary does not
receive instructions from the
Owner of a Receipt on or before
the date established by the
Depositary for such purpose, the
Depositary shall give a
discretionary proxy for the
Shares evidenced by such Receipt
to a person designated by the
Company.

17.		CHANGES AFFECTING DEPOSITED
SECURITIES.
	In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale
of assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so received
in exchange or conversion, unless
additional Receipts are delivered
pursuant to the following
sentence.  In any such case the
Depositary may,  with the
approval of the  Company, and
shall, if the Company shall so
request, execute and deliver
additional Receipts as in the
case of a dividend in Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts spe-
cifically describing such new
Deposited Securities.  Notwith-
standing the foregoing, in the
event that any security so
received may not be lawfully
distributed to some or all Own-
ers, the Depositary may, with the
Companys approval, and shall if
the Company requests, sell such
securities at public or private
sale, at such place or places and
upon such terms as it may deem
proper, and may allocate the net
proceeds (without liability for
interest) of such sales for the
account of the Owners otherwise
entitled to such securities upon
an averaged or other practicable
basis without regard to any
distinctions among such Owners
and distribute the net proceeds
so allocated to the extent
practicable as in the case of a
distribution received in cash.

	Immediately upon the
occurrence of any such change,
conversion or exchange covered by
this Section in respect of the
Deposited Securities, the
Depositary shall give notice
thereof in writing to all Owners.

18.		LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary nor
the Company nor any of their
directors, employees, agents or
affiliates shall incur any
liability to any Owner or holder
of any Receipt, if by reason of
any provision of any present or
future law or regulation of the
United States, Brazil, or any
other country, or of any other
governmental or regulatory
authority or stock exchange,
including NASDAQ, or by reason of
any provision, present or future,
of the Articles of Association of
the Company or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond its
control, the Depositary or the
Company or any of their
directors, employees, agents or
affiliates shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which
by the terms of the Deposit
Agreement it is provided shall be
done or performed; nor shall the
Depositary or the Company incur
any liability to any Owner or
holder of a Receipt by reason of
any non-performance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or
failure to exercise, any
discretion provided for in the
Deposit Agreement.  Where, by the
terms of a distribution pursuant
to Sections 4.01, 4.02, or 4.03
of the Deposit Agreement, or an
offering or distribution pursuant
to Section 4.04 of the Deposit
Agreement, because of applicable
law or for any other reason such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution
or offering on behalf of such
Owners and make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or shall
be subject to any liability under
the Deposit Agreement or this
Receipt to Owners or holders of
Receipts; except that they agree
to perform their obligations
specifically set forth in the
Deposit Agreement without
negligence and to act in good
faith in the performance of such
duties.  The Depositary shall not
be subject to any liability with
respect to the validity or worth
of the Deposited Securities.
Neither the Depositary nor the
Company shall be under any
obligation to appear in,
prosecute or defend any action,
suit, or other proceeding in
respect of any Deposited
Securities or in respect of the
Receipts, which in its opinion
may involve it in expense or
liability, unless indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian shall
not be under any obligation
whatsoever with respect to such
proceedings, the responsibility
of the Custodian being solely to
the Depositary.  Neither the De-
positary nor the Company shall be
liable for any action or
nonaction by it in reliance upon
the advice of or information from
legal counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder of a
Receipt, or any other person
believed by it in good faith to
be competent to give such advice
or information including, but not
limited to, any such action or
nonaction based upon any written
notice, request, direction or
other document believed by it to
be genuine and to have been
signed or presented by the proper
party or parties.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall not
be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission
of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises, the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary and
the Company may rely on and shall
be protected in acting upon any
written notice, request,
direction or other documents
believed by them to be genuine
and to have been signed by the
proper party or parties.  The
Company agrees to indemnify the
Depositary, its directors,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense
(including, but not limited to,
the reasonable fees and expenses
of counsel) which may arise out
of acts performed or omitted, in
accordance with the provisions of
the Deposit Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to time,
(i) by either the Depositary or
any Custodian or their respective
directors, employees, agents and
affiliates, except for any
liability or expense arising out
of the negligence of any of them
or the failure of any of them to
act in good faith, or (ii) by the
Company or any of its directors,
employees, agents and affiliates.
 No disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.

	The Company shall not
indemnify the Depositary or any
Custodian against any liability
or expense arising out of
information relating to the
Depositary or any Custodian, as
the case may be, furnished in
writing to the Company and ex-
ecuted by the Depositary or the
Custodian expressly for the use
in any registration statement,
prospectus or placement
memorandum or preliminary
prospectus or placement
memorandum relating to the Shares
evidenced by the American
Depositary Shares.

		Each Owner, upon
acceptance of a Receipt issued in
accordance with the terms hereof,
hereby appoints the Depositary
its agent, with power to
delegate, to act on its behalf
and to take any and all steps or
action provided for or con-
templated herein with respect to
the Deposited Securities and to
take any and all procedures
necessary to comply with Bra-
zilian law including, but not
limited to, those set forth in
Article 4 of the Deposit
Agreement, and to take such
further steps or action as the
Depositary in its sole discretion
may deem necessary or appropriate
to carry out the purposes of the
Deposit Agreement.

19.		RESIGNATION AND REMOVAL OF
THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.
	The Depositary may at any
time resign as Depositary
hereunder by 60 days written
notice of its election so to do
(or a lesser amount of notice if
satisfactory to the Company)
delivered to the Company
effective upon the appointment of
a successor depositary
satisfactory to the Company and
its acceptance of such
appointment as hereinafter
provided, which appointment shall
be on terms satisfactory to the
Company in its sole discretion.
The Depositary may at any time be
removed by the Company by 60 days
written notice of such removal
effective upon the appointment of
a successor depositary
satisfactory to the Company and
its acceptance of such
appointment as hereinafter
provided, which appointment shall
be on terms satisfactory to the
Company in its sole discretion.
In case at any time the
Depositary shall resign or be
removed, the Company shall use
its best efforts to appoint a
successor depositary, which shall
be a bank or trust company having
an office in the Borough of
Manhattan, The City of New York.
 Every successor depositary shall
execute and deliver to its
predecessor and to the Company an
instrument in writing accepting
its appointment hereunder, and
thereupon such successor
depositary, without any further
act or deed, shall become fully
vested with all the rights,
powers, duties and obligations of
its predecessor; but such
predecessor, nevertheless, upon
payment of all sums due it and on
the written request of the
Company, shall execute and
deliver an instrument trans-
ferring to such successor all
rights and powers of such pre-
decessor hereunder, shall duly
assign, transfer and deliver all
right, title and interest in the
Deposited Securities to such
successor, and shall deliver to
such successor a list of the
Owners of all outstanding
Receipts.  Any such successor
depositary shall promptly mail
notice of its appointment to the
Owners.  Whenever the Depositary
in its discretion determines that
it is in the best interest of the
Owners of Receipts to do so, it
may appoint a substitute or
additional custodian or
custodians.

20.		AMENDMENT.
	The form of the Receipts
and any provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company and
the Depositary in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees
or charges (other than taxes and
other governmental charges), or
which shall otherwise prejudice
any substantial existing right of
Owners of Receipts, shall,
however, not become effective as
to outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

21.		TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at any
time at the direction of the
Company terminate the Deposit
Agreement by mailing notice of
such termination to the Owners of
all Receipts then outstanding at
least 30 days prior to the date
fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
such termination to the Company
and the Owners of all Receipts
then outstanding if at any time
60 days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its election to
resign and a successor depositary
shall not have been appointed and
accepted its appointment as pro-
vided in Section 5.04 of the
Deposit Agreement.  On and after
the date of termination, the
Owner of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the
fee of the Depositary for the
surrender of Receipts referred to
in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall dis-
continue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further
acts under the Deposit Agreement,
except that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell
property and rights as provided
in the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts surrendered
to the Depositary (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration
of one year from the date of
termination, the Depositary may
sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of
any such sale, together with any
other cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have not
theretofore been surrendered,
such Owners thereupon becoming
general creditors of the
Depositary with respect to such
net proceeds.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any ex-
penses for the account of the
Owner of such Receipt in ac-
cordance with the terms and
conditions of the Deposit Agree-
ment, and any applicable taxes or
governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement
except for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.  The obligations of the
Depositary under Section 5.08 of
the Deposit Agreement shall
survive the termination of the
Deposit Agreement.

22.		COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding any terms
of this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that it will not
exercise any rights it has under
the Deposit Agreement or the
Receipt to prevent the withdrawal
or delivery of Deposited
Securities in a manner which
would violate the United States
securities laws, including, but
not limited to Section I A(1) of
the General Instructions to the
Form F-6 Registration Statement,
as amended from time to time,
under the Securities Act of 1933.

23.		DISCLOSURE OF INTERESTS.
	The Company may from time
to time request Owners of Re-
ceipts to provide information as
to the capacity in which such
Owners own or owned Receipts and
regarding the identity of any
other persons then or previously
interested in such Receipts and
the nature of such interest and
various other matters.  The
Depositary agrees to use
reasonable efforts to comply with
reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owner and to forward to the
Company any such responses to
such requests received by the
Depositary.

	The Depositary and the
Company hereby confirm to each
other that, for as long as the
Deposit Agreement is in effect,
they shall furnish to the
Commisao de Valores Mobiliarios
(the CVM) and the Central Bank of
Brazil any information and
documents related to the Receipts
and the Depositarys obligations
hereunder as may be requested by
such authorities from time to
time, whether such information
and documents are requested from
the Depositary or the Company.




















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